EXHIBIT 10.4

                                   WRKO RADIO
                        (BOSTON, MASSACHUSETTS) CONTRACT


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[LOGO]WRKO AM 680
Boston's Talk Station                                          Campaign Schedule
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The Garden Guys will run the following schedule each week on WRKO beginning
Sunday March 11, 2007 and concluding March 11, 2008. Since you will be integrated into the content of the WRKO show this is a 52 week sponsorship (this is in order to keep consistency amongst the audience) (Allowed a 6 week hiatus during the summer months if you see fit based on business-must be pre approved by Entercom Radio(ILLEGIBLE))

Each week the Garden Guys will receive:

o 15 minute call-in segment to discuss tips/product knowledge-content laid out 2 weeks before each show with Jim Zoppo and Jason Wolfe's approval-time TBD

o 2 (:30) commercials to promote the products for Garden Guys as you see fit (spots to run Su 6a-8a)

o 2 (:15) commercials to promote the Garden Guys website (spots to run Su 6a-8a)

o 1 LIVE (:30)/(:60) promotional mention around the Garden Guys product/segment of the show

o Opening and Closing (:05) billboards showing that Garden Guys is sponsoring this segment of the Jim Zoppo Gardening Show-time TBD

o Website inclusion via banner/hyperlink on Jim's page and the WRKO preferred sponsors page (streaming option TBD from 8a-10a streaming of Garden Guys show)

o 4 WRKO "Hot Zip" Appearances per month where WRKO street team will hand out couponing/flyer products for Dragon Fly Organic's so people may move products out of Hannaford's and soon to be Shaw's (dates TBD-1 per week)

o 8 (:30) commercials to run M-Sa 6a-8p each week on WRKO (total of 520 throughout the year)

Total weekly Investment: $1375 net

(ILLEGIBLE)                                              2-13-07
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signature of approval                                    date

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